Exhibit 13.2

Certification by the Principal Financial Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Nano Lab Ltd (the “Company”) on Form 20-F/A for the year ended December 31, 2023 as filed with the Securities and Exchange Commission on the date hereof, as amended by Amendment No. 1 thereto (the “Report”), I, Bing Chen, Chief Financial Officer and Senior Vice President of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 28, 2024

	By:	/s/ Bing Chen
	Name:	Bing Chen
	Title:	Chief Financial Officer and Senior Vice President